SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

February 13, 2004

T-NETIX, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	0-25016 (Commission File No.)	84-1037352 (IRS Employer Identification No.)

2155 Chenault Drive, Suite 410 Carrollton, Texas (Address of principal executive offices)	75006 (Zip Code)

Registrant’s telephone number, including area code: (972) 241-1535

Item 5. Other Events
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Press Release
Complaint, Filed in the Court of Chancery-Delaware

Item 5. Other Events

     On February 17, 2004, T-NETIX, Inc. (the “Company”) issued a press release, announcing that the Company and the members of the Company’s Board of Directors have been named in a purported class action lawsuit in connection with the acquisition of the Company by means of a tender offer and subsequent merger transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the compliant filed in the lawsuit is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated February 17, 2004.

99.2	Complaint, filed on February 13, 2004 in the Court of Chancery of the State of Delaware, New Castle County, by Timothy C. Meyer, Plaintiff, v. T-NETIX, Inc., TZ Acquisition, Inc., TZ Holdings, Inc., Daniel M. Carney, Robert A. Geist, James L. Mann, Martin T. Hart, John H. Burbank, III, Daniel J. Taylor, W.P. Buckthal, Thomas E. Larkin and Richard E. Cree, Defendants.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-NETIX, INC.
Dated: February 19, 2004	By:	/s/ Richard E. Cree
Richard E. Cree
Chief Executive Officer

3

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated February 17, 2004.

99.2	Complaint, filed on February 13, 2004 in the Court of Chancery of the State of Delaware, New Castle County, by Timothy C. Meyer, Plaintiff, v. T-NETIX, Inc., TZ Acquisition, Inc., TZ Holdings, Inc., Daniel M. Carney, Robert A. Geist, James L. Mann, Martin T. Hart, John H. Burbank, III, Daniel J. Taylor, W.P. Buckthal, Thomas E. Larkin and Richard E. Cree, Defendants.

4